Exhibit 10.1

                       BESTNET COMMUNICATIONS CORPORATION

                             UNIT PURCHASE AGREEMENT

          This UNIT PURCHASE AGREEMENT ("AGREEMENT") is dated as of the date set forth on the signature page hereto, by and among BestNet Communications Corp., a Nevada corporation (the "COMPANY"), and each person or entity who executes a counterpart signature page to this Agreement and is listed as an investor on
SCHEDULE I attached to this Agreement.

                              W I T N E S S E T H:

          WHEREAS, the Company desires to sell and issue up to an aggregate of 4,500,000 units (collectively, the "UNITS" and individually a "UNIT"), each unit consisting of the following securities: (a) three shares of Common Stock, par value $.001 per share, of the Company (the "COMMON STOCK"); (b) one share of Series A Preferred Stock, par value $.001 per share, of the Company (the "PREFERRED STOCK"); and (c) three-year warrants (the "WARRANTS") to purchase one share of Common Stock at a per share exercise price of $0.30 (the "WARRANT SHARES");.

          WHEREAS, the rights, preferences, privileges and restrictions of the Series A Preferred Stock shall be set forth in a Certificate of Designations, in the form and substance of EXHIBIT A attached hereto (the "CERTIFICATE OF DESIGNATIONS");

          WHEREAS, the Warrants shall be in the form and substance of EXHIBIT B attached hereto;

          WHEREAS, the Company intends to offer the Units during the period commencing immediately and ending on March 30, 2003, subject to the Company's right to unilaterally extend such period one time for up to an additional 30 days (the "OFFERING PERIOD");

          WHEREAS, the purchase price of each Unit shall be $0.30.

          NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

          "Closing" and "Closing Date" shall have the meanings ascribed to such terms in Section 1.3 herein.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
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          "Common  Stock"  shall have the meaning  set forth in the  preamble of this Agreement.

          "Holder" and "Holders" shall include an Investor or Investors, respectively, and any transferee of the Common Stock, the Series A Preferred Stock, the Warrants or the Underlying Shares, which have been transferred in compliance thereof.

          "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

          "Securities" shall mean the Units, the Common Stock, the Preferred Stock and the Common Stock issuable upon conversion of the Preferred Stock, the Warrants and the Warrant Shares.

          "Securities Act" or "Act" shall mean the Securities Act of 1933, as amended.

          "Underlying Shares" shall mean the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants.

                                    ARTICLE I

                   PURCHASE AND SALE OF THE STOCK AND WARRANTS

          Section 1.1 PURCHASE AND SALE.

          (a) Upon the following terms and conditions, the Company shall issue and sell to each Investor listed on SCHEDULE I severally, and each Investor listed on SCHEDULE I severally and not jointly agrees to purchase from the Company, that number of Units indicated next to such Investor's name on SCHEDULE I attached hereto.

          (b) The purchase price for each Unit shall be $0.30 per Unit (the "UNIT PURCHASE PRICE"). The Company shall have the right to determine in its sole and absolute whether to require a minimum investment amount from an Investor.

          (c) The Company shall adopt and file with the Secretary of State for the Sate of Nevada on or before the Closing (defined below) the Certificate of Designation.

          Section 1.2 THE CLOSING.

          (a) The date of this Agreement shall be the date this Agreement is signed by the first Investor(s) to acquire the Units hereunder. It is expected that there will be one or more closings of the sale of the Units hereunder until such time as all of the Units have been acquired or the Offering Period has expired. Each closing of the purchase and sale of the Units (the "CLOSING") shall take place by facsimile transmission of signature pages to each of the documents contemplated by this Agreement, following acceptance by the Company of subscriptions for Units being offered hereby, which acceptance shall not occur until the conditions set forth in Article IV hereof with respect to each sale shall be fulfilled or waived in accordance herewith. The date on which the Closing occurs is referred to herein as the "CLOSING DATE."

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          (b)  On the Closing  Date,  the Company,  upon receipt and clearing of funds by check or wire transfer shall deliver to the applicable Investor appropriate documents and certificates representing the shares of Common Stock, Preferred Stock and Warrants comprising the Units purchased hereunder by such Investor registered in the name of such Investor. Each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing Date.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          Section 2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to each of the Investors from and as of the date hereof through the Closing Date:

          (a) ORGANIZATION AND QUALIFICATION; MATERIAL ADVERSE EFFECT. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Except for the Company's subsidiaries disclosed in its Form 10-KSB for the fiscal year ended August 31, 2002 or its subsequently filed Form 10-QSBs (the "COMPANY SEC FILINGS"), there are no other corporations or other entities (including partnerships, limited liability companies and joint ventures) in which the Company directly or indirectly owns at least a majority of the voting power represented by the outstanding capital stock or other voting securities or interests having voting power under ordinary circumstances to elect a majority of the directors or similar members of the governing body, or otherwise to direct the management and policies, of such corporation or entity. The Company has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not, individually or in the aggregate, have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlling or controlled by such entity, taken as a whole, and any material adverse effect on the transactions contemplated under the Agreement or any other agreement or document contemplated hereby.

          (b) AUTHORIZATION; ENFORCEMENT. All corporate action on the part of the Company and its respective officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Certificate of Designations, the Registration Rights Agreement, which is substantially in the form and substance attached hereto as EXHIBIT C (the "REGISTRATION RIGHTS AGREEMENT"); the performance of all obligations of the Company hereunder and thereunder; and the authorization, issuance (or reservation for issuance), sale and delivery of the Securities being sold hereunder and the Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the
Warrants has been taken or will be taken prior to the Closing, and this Agreement, the Certificate of Designations and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors, rights and remedies generally, and subject, as to

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enforceability,  to  general  principles  of  equity,  including  principles  of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The Common Stock, Preferred Stock and Warrants being purchased by Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, and the Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants (when issued in accordance with the Certificate of Designation and the Warrants, as the case may be) (the "Conversion Shares"), will be, subject to the truth and accuracy of each Investor's representations set forth in Section 2 of this Agreement, and the offer, sale and issuance of the Common Stock, Preferred Stock and Warrants as contemplated by this Agreement are, exempt from the registration requirements of any applicable state and federal securities laws. To the Company's knowledge, no person acting on its behalf has taken any action (including, without limitation, any offering of any securities of the Company under circumstances which require the integration of such offering with the offering of the Units under the Securities Act and the rules and regulations of the SEC thereunder) that might subject the offering, issuance or sale of the Units to the registration requirements of Section 5 of the Securities Act.

          (c) CAPITALIZATION. Schedule 2.1(c) sets forth the outstanding capital stock of the Company. The issued and outstanding shares of capital stock of the Company have been validly issued and are fully paid and non-assessable. Except as set forth on Schedule 2.1(c), there are no outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights exchangeable or convertible into, any ownership interest in the Company.

          (d) ISSUANCE OF SECURITIES. The Common Stock, Preferred Stock and Warrants have been duly authorized and, subject to the increase in the authorized shares of Common Stock contemplated in Section 3.6, the Underlying Shares will be, as of the Closing Date, reserved for issuance and, upon conversion of the Preferred Stock in accordance with the terms thereof and upon exercise of the Warrants in accordance with terms thereof, will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, except for liens, claims and encumbrances placed upon such Securities by an Investor.

          (e) NO CONFLICTS. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of the organizational documents, as amended, of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party, or result in a violation of any Federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided, that, for purposes of such representation as to Federal, state, local or foreign law, rule or regulation, no representation is

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made herein with respect to any of the same  applicable  solely to the Investors and not to the Company. The business of the Company has not been, is not now being conducted in violation of any law, ordinance or regulation of any governmental entity, except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or to make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Units, the Investor Warrants or issue and sell the Units or such Warrants in accordance with the terms hereof, the Underlying Shares issuable upon conversion of the Units and upon exercise of the Warrants, provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

          (f) NO MATERIAL ADVERSE CHANGE. Since November 30, 2002, the date through which the most recent unaudited financial statements (the "FINANCIAL STATEMENTS") of the Company have been prepared, no event which, individually or in the aggregate, when considered with any other event, had or is likely to have a Material Adverse Effect has occurred or exists with respect to the Company, except as otherwise disclosed or reflected in Financial Statements, and as otherwise provided to the Investors prior to the date hereof.

          (g) NO UNDISCLOSED LIABILITIES. Except as set forth in the SEC Filings, the Company does not have any liabilities or obligations not disclosed in the Financial Statements, other than those liabilities incurred in the ordinary course of its business since November 30, 2002, or liabilities or obligations, individually or in the aggregate, which do not or would not have a Material Adverse Effect on the Company.

          (h) NO GENERAL SOLICITATION. Neither the Company nor, to the Company's knowledge, any of its affiliates or any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

          (i) INTELLECTUAL PROPERTY. Except as set forth in the SEC Filings, the Company owns, or has legal and valid rights by license, lease, or other agreement to use, all trademarks, trade names, service marks, Internet domain names, logos, assumed names, copyrights, patents, trade secrets, software, databases and names, likenesses and other information concerning real persons, and all registrations and applications therefore (collectively, the "INTELLECTUAL PROPERTY RIGHTS") which are used or are needed to conduct its business as it is now being conducted or as proposed to be conducted. Except as set forth in the SEC Filings, the Company has no reason to believe that the Intellectual Property Rights owned or used by the Company are invalid or unenforceable or that the use of such Intellectual Property Rights by the Company infringes upon or conflicts with any right of any third party, and the Company has no knowledge of a basis for such claim or has received notice of any such infringement or conflict. All registrations and applications for material Intellectual Property Rights owned by the Company are valid and subsisting, and standing in the record ownership of the Company. There are no settlements, consents, agreements to forebear or other similar agreements or arrangements to which the Company is bound which materially affects its rights to own, use or enforce any Intellectual Property Rights.

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          (j)  NO  LITIGATION.  Except  as set  forth  in the  SEC  Filings,  no litigation or claim (including those for unpaid taxes) against the Company is pending or, to the Company's knowledge, threatened, and no other event has occurred, which if determined adversely would have a Material Adverse Effect on the Company, or would materially adversely effect the transactions contemplated hereby.

          (k) BROKERS. During the Offering Period, the Company may elect to pay brokerage commissions to registered broker-dealers who, at the Company's request, assist in the sale of the Units. The commissions will be up to a maximum of five percent (5%) of any proceeds received from the Units offered and sold by an authorized broker-dealer.

          Section 2.2 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each of the Investors, severally and not jointly, hereby makes the following representations and warranties to the Company as of the date hereof and on the Closing Date:

          (a) AUTHORIZATION; ENFORCEMENT. (i) Such Investor has the requisite power and authority, or the legal capacity, as the case may be, to enter into and perform this Agreement and to purchase the Securities being sold to such Investor hereunder, (ii) the execution and delivery of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, as required, and (iii) this Agreement constitutes the valid and binding obligation of such Investor enforceable against such Investor in accordance its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

          (b) NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby do not and will not (i) result in a violation of such Investor's organizational documents, or (ii) conflict with any agreement, indenture, or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, or regulation or any order, judgment or decree of any court or governmental agency applicable to such Investor. Such Investor is not required to obtain any consent or authorization of any governmental agency in order for it to perform its obligations under this Agreement.

          (c) INVESTMENT REPRESENTATION. Such Investor is purchasing the Securities purchased hereunder for its own account and not with a view to distribution in violation of any securities laws. With respect to the purchase of the Securities pursuant to this Agreement, Investor is not acting as an "underwriter" within the meaning of Section 2(a)(11) of the Securities Act. Such Investor has no present intention to sell the Securities purchased hereunder and such Investor has no present arrangement (whether or not legally binding) to sell the Securities purchased hereunder to or through any person or entity.

          (d) ACCREDITED INVESTOR. Such Investor is an "ACCREDITED INVESTOR" as defined in Rule 501 promulgated under the Securities Act. The Investor has such knowledge and experience in financial and business matters in general and investments in particular, so that such Investor is able to evaluate the merits and risks of an investment in the Securities purchased hereunder and to protect

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its own interests in connection with such  investment.  In addition (but without limiting the effect of the Company's representations and warranties contained herein), such Investor has reviewed the Company's SEC Filings and received such information as it considers necessary or appropriate for deciding whether to purchase the Securities purchased hereunder. Notwithstanding the foregoing, the Investor has not been provided and is not otherwise in possession of material nonpublic information pertaining to the Company.

          (e) RULE 144. Such Investor understands that there is no public trading market for the Units as a whole, the shares of Preferred Stock or the Warrants, that none is expected to develop, and that the Units and each of the Securities that comprise the Units must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Such Investor understands that any Underlying Shares issued upon conversion of the Preferred Stock and upon exercise of the Warrants must be held indefinitely unless such Securities are registered under the Act or an exemption from registration is available. Such Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Act.

          (f) BROKERS. Investor has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

          (g) RELIANCE BY THE COMPANY. Such Investor understands that the Units and the Securities that comprise the Units are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of such Investor to acquire the Securities.

                                   ARTICLE III

                                    COVENANTS

          Section 3.1 CERTIFICATES ON CONVERSION OR EXERCISE. Upon (i) the conversion of any shares of Preferred Stock in accordance with the Certificate of Designations or exercise of any Warrants in accordance with the terms of the Warrants, the Company shall issue and deliver to such Investor (or the then holder) within five (5) business days of the exercise date, (x) a Certificate or Certificates representing the Underlying Shares issuable upon exercise, and (y) in the case of the Warrants, a new certificate or certificates for the Warrants of such Investor (or holder) which have not yet been exercised but which are evidenced in part by the certificate(s) submitted to the Company in connection with such exercise (with the number of and denomination of such new certificate(s) designated by such Investor or holder).

          Section 3.2 REPLACEMENT CERTIFICATES. The certificate(s) representing any of the Securities comprising the Units held by any Investor (or then holder) may be exchanged by such Investor (or such holder) at any time and from time to time for certificates with different denominations representing an equal amount of such Securities, as reasonably requested by such Investor (or such holder) upon surrendering the same. No service charge will be made for such registration, transfer or exchange.

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          Section  3.3  NOTICES.  The  Company  agrees to provide all holders of
Securities with copies of all notices and information, including, without limitation, notices and proxy statements in connection with any meetings that are provided to the holders of Common Stock of the Company, contemporaneously with the delivery of such notices or information to such existing members.

          Section 3.4 RESERVATION OF UNDERLYING SHARES ISSUABLE UPON EXERCISE. Subject to the increase in the authorized shares of Common Stock contemplated in
Section 3.6, the Company shall at all times reserve and keep available, solely for the purpose of effecting the conversion of the Preferred Stock and exercise of the Warrants, such number of Underlying Shares as shall from time to time be sufficient to effect the conversion or exercise of such Securities.

          Section 3.5 NO IMPAIRMENT. The Company will not, by amendment of its organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it under this Agreement, the Certificate of Designations and the Warrants, but will at all times in good faith assist in the carrying out of all the provisions of such agreements and instruments.

          Section 3.6 INCREASE IN AUTHORIZED CAPITAL. The Company hereby agrees to take such action as is reasonably necessary to call a meeting of its shareholders for the purpose of submitting a proposal to amend the Company's certificate of incorporation to increase the number of authorized shares of Common Stock to a number that will allow the holders of the Preferred Stock and the Warrants to convert or exercise such Securities in accordance with their terms.

          Section 3.7 TRADING OF UNDERLYING SECURITIES. Each Investor, severally and not jointly, hereby acknowledges and agrees that such Investor may only trade the Common Stock, Preferred Stock and the Underlying Shares upon the prior written consent of the Company, which consent may be withheld in the Company's sole and absolute discretion. Until the Company gives such consent, only the Units may be traded by an Investor.

                                   ARTICLE IV

                                   CONDITIONS

          Section 4.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL THE UNITS. The obligation hereunder of the Company to issue and sell the Units to the Investors is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a) ACCURACY OF THE INVESTORS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though

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made at that time (except for  representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such other date).

          (b) PERFORMANCE BY THE INVESTORS. Each Investor shall have performed all agreements and satisfied all conditions required hereby to be performed or satisfied by such Investor at or prior to the Closing Date.

          (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (d) APPROVALS. The Company shall have obtained the requisite consents/approvals with respect to the transactions contemplated by this Agreement in accordance with the Company's organizational documents, including, without limitation, receipt of approval of the Company's board of directors.

          Section 4.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE INVESTORS TO PURCHASE THE UNITS. The obligation hereunder of each Investor to acquire and pay for the Units is subject to the satisfaction, at or before the Closing Date, of each of the conditions set forth below. These conditions are for each Investor's sole benefit and may be waived by each Investor at any time in its sole discretion.

          (a) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representation and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date which shall be true and correct in all material respects as of such other date), and except that all representations and warranties that by their terms are qualified by reference to "materiality" or to a "Material Adverse Effect" shall be, or have been, true and correct in all respects.

          (b) PERFORMANCE BY THE COMPANY. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing Date.

          (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority or competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (d) OFFICER'S CERTIFICATE. The Company shall have delivered to the Investors a certificate in form and substance reasonably satisfactory to the Investors, executed by the Secretary or an Assistant Secretary of the Company on behalf of the Company, certifying as to the satisfaction of all closing conditions, incumbency of signing officers, charter, Bylaws, good standing and authorizing resolutions of the Company.

                                    ARTICLE V

                      LEGEND AND STOCK; REGISTRATION RIGHTS

          Section 5.1 LEGEND AND STOCK. Each certificate representing the Common Stock, Preferred Stock, Warrants and the Underlying Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.

          The Company may also place such legends on the Securities as it shall determine in its reasonable discretion are necessary to ensure compliance with the trading limitations set forth in Section 3.7.

          Section 5.2 REGISTRATION RIGHTS. The Units and the Securities that comprise each Unit shall be entitled to the registration rights set forth in the Registration Rights Agreement.

                                   ARTICLE VI

                                   TERMINATION

          Section 6.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated at any time prior to the Closing Date by the mutual written consent of the Company and the Investors.

          Section 6.2 OTHER TERMINATION. This Agreement may be terminated by the Company or by any of the Investors at any time if the Closing Date shall not have occurred by the fifth business day following the date of this Agreement; provided, however, that the right to terminate this Agreement under this Section
6.2 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing Date to have occurred on or prior to such date.

                                   ARTICLE VII

                                  MISCELLANEOUS

          Section 7.1 STAMP TAXES; AGENT FEES. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the

Securities   comprising  the  Units,  and  the  Underlying  Shares  issued  upon conversion of the Preferred Stock and upon exercise of the Warrants.

          Section 7.2 SPECIFIC ENFORCEMENT; CONSENT TO JURISDICTION.

          (a) The Company and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

          (b) The Company and each of the Investors (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the District of Arizona, the Arizona State courts and other courts of the United States sitting in Maricopa County, Arizona for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each of the Investors consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

          Section 7.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement together with the agreements and documents executed in connection herewith, contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

          Section 7.4 NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     to the Company:   BestNet Communications Corp.
                       5075 Cascade Road SE, Suite A
                       Grand Rapids, Michigan  49546
                       Telephone: (616) 977-9933
                       Facsimile: (616) 977-9955
                       Attn: Robert A. Blanchard
     with copies to:   Squire, Sanders & Dempsey L.L.P.
                       Two Renaissance Square
                       40 North Central Avenue, Suite 2700
                       Phoenix, Arizona  85004-4498
                       Telephone: 602-528-4134
                       Facsimile: 602-253-8129
                       Attn: Gregory R. Hall, Esq.

     to the Investors: To each Investor at the addresses set forth on SCHEDULE I of this Agreement.

Any party hereto may from time to time change its address for notices by giving at least five (5) days written notice of such changed address to the other parties hereto. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above.

          Section 7.5 INDEMNITY. Each party shall indemnify, defend and hold harmless each other party against any loss, cost or damages (including reasonable attorney's fees) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

          Section 7.6 WAIVERS. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

          Section 7.7 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          Section 7.8 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party. No Investor may assign this Agreement (in whole or in part) or any rights or obligations hereunder without the Company's prior written consent, which consent may be withheld for any reason in the Company's sole discretion.

          Section 7.9 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          Section 7.10 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to such State's principles of conflict of laws.

          Section 7.11 SURVIVAL. The representations and warranties and the agreements and covenants of the Company and each Investor contained herein shall survive the Closing.

          Section 7.12 EXECUTION. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

          Section 7.13 PUBLICITY. The Company agrees that it will not include in any public announcement the name of any Investor without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

          Section 7.14 SEVERABILITY. The parties acknowledge and agree that all representations, warranties, covenants and agreements of the Investors hereunder are several and not joint, that no Investor shall have any responsibility or liability for the representations, warrants, agreements, acts or omissions of any other Investor, and that any rights granted to "Investors" hereunder shall be enforceable by each Investor hereunder.

          Section 7.15 LIKE TREATMENT OF HOLDERS. Neither the Company nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee, payment for the redemption or exchange of Securities, or otherwise, to any holder of Securities, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment of any terms or provisions of the Securities or this Agreement, unless such consideration is required to be paid to all holders of Securities bound by such consent, waiver or amendment whether or not such holders so consent, waive or agree to amend and whether or not such holders tender their Securities for redemption or exchange. The Company shall not, directly or indirectly, redeem any Securities unless such offer of redemption is made pro rata to all holders of Securities on identical terms.

          Section 7.16 EXPENSES. Each party shall pay its own expenses incident to the preparation and performance of this Agreement and the documents provided for herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BESTNET COMMUNICATIONS CORP., a Nevada corporation;

By: ______________________________

Name: ____________________________

Title: ___________________________


INVESTOR:

By: ______________________________

Name: ____________________________

Title: ___________________________

Amount Invested: $____________________USD     Number of Units Purchased:________

Wiring instructions are as follows:
Account Name: BestNet Communications
Bank information: Bank One
4717 Cascade Rd. SE, Grand Rapids, MI 49546
(616)-771-7024
Account #: 638262634
ABA/routing#: 072000326

Checks should be made payable to:
BestNet Communications Corporation
5075 Cascade Road, SE
Suite A
Grand Rapids, MI 49546
(616)-977-9933

ALL INVESTORS MUST INITIAL THE FOLLOWING LINE:

______ I understand that the representations contained in Section 2.2 (a through g) are made for the purpose of qualifying me as an accredited investor as that term is defined by the Securities and Exchange Commission for the purpose of inducing a sale of securities to me. I hereby represent that the statement or statements are true and correct in all respects.

                            [Investor Signature Page]

                             EXHIBITS AND SCHEDULES

     Schedule I          Investor Information

     Schedule 2.1(C)     Capitalization

     Exhibit A           Form of Certificate of Designations

     Exhibit B           Form of Warrant

     Exhibit C           Form of Registration Rights Agreement

                                   SCHEDULE I

                           INVESTOR INFORMATION SHEET


NAME: ________________________________     Number of Units Purchased: __________

TITLE: _______________________________

CORPORATION: _________________________

ADDRESS: _____________________________

______________________________________

______________________________________

TAXPAYER ID# or SSN: _________________

                                 SCHEDULE 2.1(C)

                                 CAPITALIZATION


     Outstanding Shares of Capital Stock                         19,199,825

     Warrants Outstanding                                         8,173,380

     Options Outstanding                                          4,385,669